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                                                                   EXHIBIT 10.2




                               FIRST AMENDMENT TO
                         MANAGEMENT INCENTIVE STOCK PLAN

         WHEREAS, of the 500,000 shares currently subject to awards under that certain Management Incentive Stock Plan ("Incentive Plan") of Florafax International, Inc. ("Company") dated effective January 30, 1996, as of November 28, 1997, there were 1,250 shares of common stock outstanding and 498,750 shares reserved for issuance; and

         WHEREAS, the Company has proposed to increase the number of shares subject to awards under the Incentive Plan to continue encouraging and rewarding high levels of performance by individuals who are key to the success of the Company by increasing the proprietary interest of such individuals in the Company's growth and success.

         NOW, THEREFORE, in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and Section 6 of the Incentive Plan, the undersigned Compensation Committee of the Board of Directors of the Company ("Committee") adopts the following amendment to the Incentive Plan:

         FIRST: Section 4 is amended to read in its entirety as follows:

                                   "Section 4

                         LIMITATION OF NUMBER OF SHARES

         Subject to the adjustment provisions of Section 8 or 9 hereof, the aggregate number of shares that may be subject to Awards under this Plan shall not exceed 1,000,000 shares of Common Stock."

         In all other respects the Incentive Plan remains in full force and effect.

         We, the undersigned members of the Committee do hereby certify that this First Amendment to Management Incentive Stock Plan ("Amendment") was duly adopted in accordance with the Act and Incentive Plan.

         IN WITNESS WHEREOF, we have signed this Amendment on this 5th day of February, 1998.



ATTEST:                                   /s/ S. Oden Howell
                                          --------------------------------------
                                          S. Oden Howell, Committee member


 /s/ Kelly S. McMakin                     /s/ T. Craig Benson
------------------------------            --------------------------------------
Kelly S. McMakin, Secretary               T. Craig Benson, Committee member


                                          /s/ Kenneth G. Puttick
                                          --------------------------------------
                                          Kenneth G. Puttick, Committee member


                                          /s/ William E. Mercer
                                          --------------------------------------
                                          William E. Mercer, Committee member